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                         SUPPLEMENT DATED JUNE 17, 1998
                        TO PROSPECTUS DATED MAY 1, 1998

                         NATIONWIDE SMALL COMPANY FUND


On page 15 of the Prospectus under the heading "Pictet International Management Limited and Van Eck Associates Corporation" paragraphs 3 through 7 are hereby deleted in their entirety and replaced by the following:

In performing its investment management duties, PIML assigns a team of managers. The primary portfolio managers for the Fund are listed below. This team also performs similar functions for the Van Eck Worldwide Insurance Trust, Worldwide Small Cap Fund and the Van Eck Global Small Cap Fund.

Robert Treich is a Senior Investment Manager and Head of the Smaller Companies Team at PIML. In addition to managing investments in the UK and peripheral Continental markets, Robert is responsible for managing all aspects of team activities.

Mr. Treich joined PIML in 1996 after having developed his analytical and managerial skills in investment banking, consulting, export finance, real estate and corporate banking. From July 1994 to 1996, Mr. Treich was on the equity sales team of Richardson Greenshields of Canada, where he was responsible for providing PIML investment managers with the detailed information they required to select Canadian stocks. Prior to that he was a journalist for International Financing Review in London where he was responsible for international equity capital markets. Mr Treich was awarded his CFA charter in 1997.

Nils Francke is the Senior Investment Manager within the Smaller Companies Team responsible for core Continental European markets. Mr. Francke joined PIML in 1994 and has managed European investments and client accounts continuously since then.

Prior to joining PIML, Mr. Francke spent three years with Schroder Munchmeyer Hengst of Germany as an institutional advisor responsible for marketing European equities to domestic and international institutions.

Michael McLauglin is the Senior Investment Manager within the Smaller Companies Team responsible for the Asia Pacific region. Mr. McLaughlin joined PIML in 1995, initially to manage Japanese equities.

Prior to joining PIML, Mr. McLaughlin was the Japanese Investment Manager at Provident Mutual, running segregated pension funds and two unit trusts, and a member of the asset allocation committee. Mr. McLaughlin has been an Associated Member of the Institute on Investment Management and Research since 1990.